UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund

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Special feature

The economy, budget
deficits and your fund

▶ See page 4

Annual report for the year ended August 31, 2010

U.S. Government Securities FundSM seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the United States government.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	2.89%	4.70%	4.99%

The total annual fund operating expense ratio was 0.62% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 19 and 20 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 1.52%. The fund’s distribution rate for Class A shares as of that date was 2.45%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

Government securities posted strong returns for the recent fiscal year, boosted by a flight to quality in the spring and declining interest rates throughout the summer.

For the 12 months ended August 31, 2010, U.S. Government Securities Fund recorded a total return of 7.8%. In comparison, the unmanaged Citigroup Treasury/Government Sponsored/Mortgage Index returned 7.6%, while the Lipper General U.S. Government Funds Average (a peer group reference) returned 9.2%. Fund results lagged those of its peer group chiefly because of its larger weighting in short-term debt late in the year.

Income is a key element of the fund’s total return. The fund provides income in the form of monthly dividends, which totaled 39 cents a share for the fiscal year. This amounts to an income return of about 2.8% for shareholders. The larger portion of the total return came from an increase in the fund’s share price, which rose to $14.76 from $14.11.

Bond market overview

Trends in the U.S. economic recovery steered bond prices for much of the fiscal year, which began September 1, 2009. Signs of an economic rebound dominated the first seven months, giving a boost to higher risk, lower rated securities. Then in April, mounting concerns about the debt burdens of several European countries sparked a flight to quality that boosted U.S. Treasuries. That rally was bolstered during the summer months by emerging signs of decelerating growth in the United States.

The Treasury rally helped push rates lower throughout the bond market as Treasuries frequently serve as a benchmark for other forms of debt. The magnitude of the rally was evident in the 10-year Treasury yield, which declined from 4.01% in early April (its high of the year) to 2.47% by the end of August, according to the Federal Reserve. [Remember: When a bond’s yield declines, its price rises and vice versa.] Also in August, the two-year Treasury yield dipped to a record low of 0.47%.

With short-term rates already close to zero, shorter maturity bonds had less room to rally. Consequently, intermediate and longer maturity Treasuries registered much better gains for the year. The difference in Treasury yields from the start to the end of the year is depicted in the chart on page 2. As shown, the rally had the effect of “flattening” the Treasury yield curve over the course of the year.

Among other government sectors, federal agency debentures and agency mortgage-backed obligations both produced good results, though they lagged Treasuries overall. Mortgage-backed obligations fared well early in the year when the Federal Reserve was actively buying these securities. However, investor interest waned later in the year as the sharp decline in rates raised the prospect of early prepayments due to mortgage refinancings, which lessened their appeal.

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[Begin Sidebar]
In this report

Special feature

4	The economy, budget deficits and your fund
As the federal debt burden rises and the economy totters toward growth once again, the need for the security of Treasuries and other government bonds is as strong as ever.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

8	Summary investment portfolio

11	Financial statements

27	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2010, with dividends reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 10/17/85)
U.S. Government Securities Fund
(Class A shares)	7.81%	5.32%	5.46%	6.68%

Lipper General U.S. Government
Funds Average*	9.16	5.09	5.48	6.52

Citigroup Treasury/Government
Sponsored/Mortgage Index†	7.65	6.18	6.38	7.72

*Source: Lipper. Averages are based on total returns and do not reflect the effect of sales charges.
†The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

Inside the portfolio

U.S. Government Securities Fund invests predominantly in debt obligations that are guaranteed or sponsored by the federal government. These include Treasury notes and bonds, the direct debt of federal agencies and a variety of agency mortgage-backed obligations. Throughout the year, the fund’s portfolio counselors adjusted the blend of these securities in response to and in anticipation of developing market conditions.

In the first half of the year, Treasuries generally lagged other sectors of the market as investors pursued higher yielding opportunities. Nonetheless, portfolio counselors added to Treasury holdings with the expectation that the economy would prove less robust than many expected and that these securities would afford a buffer against market disruptions. During this period, portfolio counselors increased Treasuries to 53.0% of portfolio assets from 47.2% at the start of the year. This move proved beneficial during the second half of the year when Treasuries rallied. As prices rose significantly, the counselors then began to trim their exposure. By the end of the year, Treasuries accounted for 41.1% of the portfolio.

Mortgage-backed obligations account for the fund’s other major investment category. These securities represented 43.2% of portfolio assets at the start of the year, but only 36.4% by the end. Portfolio counselors lowered exposure to mortgages mainly during the first half in advance of the Federal Reserve withdrawing its active support of this sector.

Short-term investments also reflected the changing outlook of the counselors. The fund began the fiscal year with about 1.8% of assets in this category. By the end of August, this weighting had grown to 15.6%. This increase, in part, reflects the result of some counselors adopting a barbell investment strategy. This entails holding a combination of short-term and long-term bonds — a positioning of the portfolio that tends to deliver good results when the yield curve flattens.

Looking ahead

One year ago, many investors were wary that a rebound in the economy and a mounting federal deficit would push bond rates significantly higher. In fact, the opposite occurred, and rates fell significantly during the second half of the year. With Treasury yields still lingering near their lows of the year, demand for government securities remains strong.

Current conditions are mainly shaped by the lackluster outlook for the economy, which Federal Reserve chairman Ben Bernanke has described as “unusually uncertain.” Consequently, we believe that government securities will retain their valued status for investors as part of a balanced portfolio even when interest rates do eventually trend higher. The acknowledged safety and security that Treasuries and related federal obligations offer have been a bulwark for investor portfolios for decades, providing reliable income and a measure of comfort unmatched by any other asset class.

To learn more about our outlook for U.S. Government Securities Fund, we invite you to read our feature article, “The economy, budget deficits and your fund,” beginning on page 4.

Six months from now, we will be back to discuss developments in the market and the progress of your fund. We look forward to reporting to you then.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 15, 2010

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Treasury yield curves at the beginning and end of the fiscal year

Source: Bloomberg

[begin line chart]
	8/31/2009	2/26/2010
3 Month	0.127	0.127
6 Month	0.223	0.186
2 Year	0.968	0.469
5 Year	2.385	1.331
10 Year	3.398	2.468
30 Year	4.178	3.515
[end line chart]
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2010, with dividends reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
date	U.S. Government Securities Fund	Citigroup Treasury/Government Sponsored/Mortgage Index3	Consumer Price Index5	Lipper General U.S. Government Funds Average4

10/17/1985	$9,625	$10,000	$10,000	$10,000
8/31/1986	$10,919	$11,900	$10,092	$11,690
8/31/1987	$11,095	$12,029	$10,524	$11,692
8/31/1988	$12,028	$13,015	$10,948	$12,442
8/31/1989	$13,210	$14,707	$11,463	$13,789
8/31/1990	$14,280	$15,806	$12,107	$14,603
8/31/1991	$16,025	$18,102	$12,567	$16,503
8/31/1992	$18,126	$20,516	$12,962	$18,542
8/31/1993	$20,372	$22,688	$13,321	$20,552
8/31/1994	$19,621	$22,386	$13,707	$19,942
8/31/1995	$21,308	$24,841	$14,066	$22,004
8/31/1996	$22,023	$25,879	$14,471	$22,633
8/31/1997	$24,023	$28,397	$14,793	$24,650
8/31/1998	$26,353	$31,484	$15,032	$27,250
8/31/1999	$26,342	$31,736	$15,373	$27,072
8/31/2000	$28,204	$34,245	$15,897	$28,901
8/31/2001	$31,224	$38,265	$16,329	$31,961
8/31/2002	$33,581	$41,656	$16,624	$34,585
8/31/2003	$34,350	$42,810	$16,983	$35,043
8/31/2004	$35,894	$45,246	$17,433	$36,614
8/31/2005	$37,054	$47,074	$18,068	$37,788
8/31/2006	$37,438	$48,010	$18,758	$38,181
8/31/2007	$39,205	$50,686	$19,128	$40,002
8/31/2008	$41,450	$54,509	$20,155	$41,795
8/31/2009	$44,531	$59,028	$19,856	$44,609
8/31/2010	$48,009	$63,543	$20,084	$48,155
[end mountain chart]

Year ended August 31

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

4Calculated by Lipper. Results of the Lipper General U.S. Government Funds Average reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the average would be lower.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period 10/17/85 (when the fund began operations) through 8/31/86.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2010)*

	1 year	5 years	10 years
Class A shares	3.76%	4.52%	5.06%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 19 and 20 for details.

The economy, budget deficits and your fund

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As the federal debt burden rises and the economy totters toward growth once again, the need for the security of Treasuries and other government bonds is as strong as ever.

Nearly two years after the start of a massive stock market decline and a major recession, signs of life — erratic as they are — have returned to the economy, and equities are likewise in the midst of a fitful recovery. The U.S. government, in the meantime, has issued $3.5 trillion in new debt since September 2008, incurring record budget deficits in an effort to jump-start economic growth.

All of this has resulted in near record low Treasury yields, leading some pundits to worry about a “bond bubble,” which could lead to a sharp drop in Treasury prices over the next few years.

To echo the words of Federal Reserve chairman Ben Bernanke, these are indeed uncertain times, not only for the economy and equities, but for government securities as well. Yet it is that very uncertainty that has led many investors to Treasuries and why it remains a good reason for keeping part of your portfolio in U.S. Government Securities Fund, which celebrates its 25th anniversary this year.

“Everything goes back to risk,” says portfolio counselor John Smet. “Treasuries are the great diversifier. We are not convinced that the ‘bond bubble’ argument has merit, and equities remain far more volatile. There should always be a place for government securities in most portfolios.”

Demand remains strong

Certainly, there is a large supply of Treasuries to go around, as trillion-dollar budget deficits spur the issuance of new debt. Though some would argue that the government has “flooded” the market, demand remains extremely high. Despite low Treasury yields, such as the ones we have seen over the past year, investors are willing to pay up for the relative safety of government-backed securities.

“You have to remember that, going into the downturn in 2008, most investors were heavily weighted toward equities,” says portfolio counselor Wesley Phoa. “Since that time, there has been a great deal of renewed interest in rebalancing portfolios and including more Treasuries.”

Thus, domestic investors now hold the majority of U.S. debt, whereas overseas investors were the majority holders of Treasuries just two years ago. That isn’t because overseas interest has waned, Phoa says. Instead, both institutional and individual investors are recognizing the benefits of lower volatility and broader diversification. Importantly, Treasuries have had a negative correlation to equities. When stock prices plunged in late 2008–early 2009, Treasuries rallied. In fact, Treasuries were one of the few asset classes to post gains during that period of turbulence.

Demographics are also at play. Some of the investors who were heavily invested in equities in 2008 were baby boomers, due to retire in the next five to 10 years, who are now facing much smaller nest eggs.

“To be realistic, most investors will need growth in their portfolios in the coming years to meet their investment goals,” Phoa says. “But I think there’s a new appreciation for the kind of stability that government securities can offer as part of a diversified portfolio.”

The real value of Treasuries

There are some natural concerns about investing in government securities when the benchmark 10-year Treasury yield is below 3.0%. For most of the fund’s history, Treasury yields have been substantially higher. Yet this yield fails to tell the whole story.

Portfolio counselor Thomas Hogh says the best way to look at Treasury yields is in combination with inflation — called the real rate of return. By subtracting the increase in the Consumer Price Index from the 10-year Treasury yield, you get a better sense of your real return after factoring in inflation.

[photo of the Washington Memorial]
[Begin Sidebar]
Real return on the 10-year Treasury

This chart shows the real return on the 10-year Treasury plotted monthly over the past decade. Real returns reflect a bond’s yield less the effects of core inflation. The average for the decade was 2.16%.

[begin line chart]
9/30/2000	3.21%
10/31/2000	3.25%
11/30/2000	2.90%
12/31/2000	2.54%
1/31/2001	2.56%
2/28/2001	2.19%
3/31/2001	2.27%
4/30/2001	2.75%
5/31/2001	2.89%
6/30/2001	2.71%
7/31/2001	2.37%
8/31/2001	2.15%
9/30/2001	1.97%
10/31/2001	1.67%
11/30/2001	1.99%
12/31/2001	2.33%
1/31/2002	2.51%
2/28/2002	2.28%
3/31/2002	2.99%
4/30/2002	2.58%
5/31/2002	2.55%
6/30/2002	2.60%
7/31/2002	2.31%
8/31/2002	1.78%
9/30/2002	1.39%
10/31/2002	1.69%
11/30/2002	2.25%
12/31/2002	1.91%
1/31/2003	2.09%
2/28/2003	1.97%
3/31/2003	2.14%
4/30/2003	2.42%
5/31/2003	1.79%
6/30/2003	2.01%
7/31/2003	2.97%
8/31/2003	3.14%
9/30/2003	2.76%
10/31/2003	3.03%
11/30/2003	3.25%
12/31/2003	3.12%
1/31/2004	3.01%
2/29/2004	2.74%
3/31/2004	2.25%
4/30/2004	2.77%
5/31/2004	2.95%
6/30/2004	2.75%
7/31/2004	2.74%
8/31/2004	2.42%
9/30/2004	2.18%
10/31/2004	2.04%
11/30/2004	2.19%
12/31/2004	2.07%
1/31/2005	1.87%
2/28/2005	2.00%
3/31/2005	2.15%
4/30/2005	1.97%
5/31/2005	1.81%
6/30/2005	1.91%
7/31/2005	2.14%
8/31/2005	1.89%
9/30/2005	2.36%
10/31/2005	2.50%
11/30/2005	2.37%
12/31/2005	2.22%
1/31/2006	2.41%
2/28/2006	2.49%
3/31/2006	2.77%
4/30/2006	2.78%
5/31/2006	2.68%
6/30/2006	2.51%
7/31/2006	2.30%
8/31/2006	1.90%
9/30/2006	1.71%
10/31/2006	1.89%
11/30/2006	1.84%
12/31/2006	2.14%
1/31/2007	2.16%
2/28/2007	1.85%
3/31/2007	2.20%
4/30/2007	2.29%
5/31/2007	2.66%
6/30/2007	2.81%
7/31/2007	2.57%
8/31/2007	2.41%
9/30/2007	2.45%
10/31/2007	2.31%
11/30/2007	1.64%
12/31/2007	1.60%
1/31/2008	1.20%
2/29/2008	1.26%
3/31/2008	1.10%
4/30/2008	1.51%
5/31/2008	1.75%
6/30/2008	1.58%
7/31/2008	1.48%
8/31/2008	1.29%
9/30/2008	1.38%
10/31/2008	1.79%
11/30/2008	0.93%
12/31/2008	0.49%
1/31/2009	1.19%
2/28/2009	1.23%
3/31/2009	0.95%
4/30/2009	1.26%
5/31/2009	1.64%
6/30/2009	1.80%
7/31/2009	1.99%
8/31/2009	1.96%
9/30/2009	1.80%
10/31/2009	1.70%
11/30/2009	1.51%
12/31/2009	2.03%
1/31/2010	2.08%
2/28/2010	2.27%
3/31/2010	2.73%
4/30/2010	2.77%
5/31/2010	2.37%
6/30/2010	2.07%
7/31/2010	2.07%
8/31/2010	1.58%
[end line chart]

Sources: Federal Reserve and Bureau of Labor Statistics
[End Sidebar]

Recently, the real rate of return on the 10-year Treasury was just under 2%, with the 10-year Treasury averaging about 2.65% in September and a core inflation rate of 0.9% (August). Historically, as you can see from the chart on this page, this is just shy of the real rate of return for Treasuries over the past decade — not a pronounced aberration.

“I think the current real rate of return is about where you’d expect it,” Hogh says. “It’s at the lower end of what I’d call a normal range, but given the considerable concerns we have about the economy, it’s not out of line. This tells me that Treasuries aren’t as expensive as you’d assume if you just looked at yield alone.”

Deflating the ‘bubble’ argument

The rush to Treasuries over the past two years is certainly understandable given the stock market downturn of 2008–2009 and continued uncertainty about the economy. However, some investors have argued that this wave of buying could shape up to be a bond bubble similar to the enthusiasm for Internet stocks in the late 1990s.

The portfolio counselors of U.S. Government Securities Fund, however, believe otherwise. With in-depth economic research by Capital Research and Management Company at their disposal, they believe talk of a bubble is more hype than substance.

“Certainly, there will come a time when interest rates rise,” Smet says. “We can all agree that’s inevitable. The debate, however, centers on whether rates are going to rise quickly, which might introduce some of these bubble concerns, or more gradually and orderly, which we believe will be the case.”

Over the 25 years since the fund’s inception, most economic recessions have been short-lived, followed by rapid recoveries that resulted in relatively sharp increases in the 10-year Treasury yield. For example, in June of 2003, when recovery from the 2001 recession was underway and stocks were posting steady gains, the yield on the 10-year reached a low of 3.13%. One year later, it was 4.89%.

During that period of rising yields, the Standard & Poor’s 500 Composite Index gained 15.8% and the economy grew 7.0% over those four quarters — a very healthy recovery indeed.

Compare that to the past fiscal year, during which the 10-year yield fell from an interim high of 4.01% to 2.47%. The federal funds rate has remained steady at virtually zero, the S&P 500 has gained just 4.9%, and while there have been four quarters of economic growth, it has totaled only 3.9% from June 2009 through June 2010 and appears to be moderating.

“If you accept the bubble argument, you have to believe that the economy is on the verge of very, very strong growth,” Phoa says. “Coming out of past recessions, we had a catalyst for that, whether it was industrials or tech stocks or housing. This time, we have yet to see that type of catalyst, and our projections aren’t calling for that kind of rapid growth this time.”

What the future holds

Thus, the bubble argument deflates in the face of current expectations, which assume slower economic growth. In recent months, economic data has shown restraint in consumer demand and a stubbornly high unemployment rate. Inflation is at a very low level as well, and the Federal Reserve has signaled that it has no intention of raising interest rates any time soon.

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

“What we’re seeing here is very muddle-through, very moderate growth that’s going to take much longer to gather steam,” Hogh says. “Certainly, there are some positive signs in the economy, but there’s still a long way to go. And when you have that, you have a lingering uncertainty that ought to keep Treasuries from selling off too quickly.”

Nonetheless, as Smet points out, interest rates will one day rise again, which means Treasury yields will as well. But that’s not necessarily a bad thing for the fund. When interest rates climb, portfolio counselors can use cash available and proceeds from bonds that are maturing to invest in new bonds with higher yields.

Reinvestment and active portfolio management can go a long way to help limit the negative effects of rising rates. The 2003–2004 period mentioned earlier offers a good example. Investors who owned only the 10-year Treasury over that time frame (6/13/03–6/14/04) would have recorded a loss of 8.6%. In comparison, U.S. Government Securities Fund recorded a decline of only 2.5%. Those results occurred during a period of relatively strong economic growth and sharply rising rates.

“We have a limited set of securities available to the fund because we invest in only the highest quality government bonds,” Hogh says. “But there are other methods available to help protect our shareholders and generate yield, and we try to take advantage of those every day.” These include regular adjustments to the weightings in various sectors and to the maturity structure of the portfolio itself.

Most importantly, the fund’s portfolio counselors invest for the long term, seeking both income and the preservation of capital in order to provide a strong foundation for your portfolio.

“The argument for bonds, and especially government securities, has always been there,” Smet says. “We’ve seen the risks inherent in the market over the last few years, and there’s always a case to be made for having a part of your portfolio in something that can generate some income without that degree of volatility and credit risk.” ■

[Begin Sidebar]
Deficits and Treasury yields

With more than $3 trillion in new government debt issued in less than two years, one might assume that the glut of supply would outpace demand, resulting in lower Treasury prices and higher yields. However, over the 25 years of the fund, larger budget deficits have very little correlation with the movements of the 10-year Treasury yield.

10-year Treasury yield (%)

[begin line chart]
DATE	YEILD

8/31/1985	10.28%
9/30/1985	10.31%
10/31/1985	10.01%
11/30/1985	9.59%
12/31/1985	9.00%
1/31/1986	9.08%
2/28/1986	8.13%
3/31/1986	7.39%
4/30/1986	7.38%
5/31/1986	8.05%
6/30/1986	7.35%
7/31/1986	7.34%
8/31/1986	6.95%
9/30/1986	7.45%
10/31/1986	7.34%
11/30/1986	7.15%
12/31/1986	7.23%
1/31/1987	7.18%
2/28/1987	7.19%
3/31/1987	7.51%
4/30/1987	8.21%
5/31/1987	8.49%
6/30/1987	8.38%
7/31/1987	8.66%
8/31/1987	9.00%
9/30/1987	9.63%
10/31/1987	8.88%
11/30/1987	8.99%
12/31/1987	8.83%
1/31/1988	8.26%
2/29/1988	8.16%
3/31/1988	8.57%
4/30/1988	8.87%
5/31/1988	9.20%
6/30/1988	8.82%
7/31/1988	9.12%
8/31/1988	9.25%
9/30/1988	8.87%
10/31/1988	8.65%
11/30/1988	9.06%
12/31/1988	9.14%
1/31/1989	9.01%
2/28/1989	9.32%
3/31/1989	9.30%
4/30/1989	9.02%
5/31/1989	8.60%
6/30/1989	8.10%
7/31/1989	7.82%
8/31/1989	8.26%
9/30/1989	8.31%
10/31/1989	7.92%
11/30/1989	7.84%
12/31/1989	7.93%
1/31/1990	8.43%
2/28/1990	8.51%
3/31/1990	8.65%
4/30/1990	9.04%
5/31/1990	8.60%
6/30/1990	8.43%
7/31/1990	8.36%
8/31/1990	8.86%
9/30/1990	8.82%
10/31/1990	8.65%
11/30/1990	8.26%
12/31/1990	8.08%
1/31/1991	8.03%
2/28/1991	8.02%
3/31/1991	8.05%
4/30/1991	8.02%
5/31/1991	8.06%
6/30/1991	8.24%
7/31/1991	8.20%
8/31/1991	7.82%
9/30/1991	7.47%
10/31/1991	7.47%
11/30/1991	7.38%
12/31/1991	6.71%
1/31/1992	7.31%
2/29/1992	7.27%
3/31/1992	7.54%
4/30/1992	7.61%
5/31/1992	7.33%
6/30/1992	7.14%
7/31/1992	6.72%
8/31/1992	6.62%
9/30/1992	6.37%
10/31/1992	6.80%
11/30/1992	6.95%
12/31/1992	6.70%
1/31/1993	6.39%
2/28/1993	6.03%
3/31/1993	6.03%
4/30/1993	6.05%
5/31/1993	6.16%
6/30/1993	5.80%
7/31/1993	5.83%
8/31/1993	5.45%
9/30/1993	5.40%
10/31/1993	5.43%
11/30/1993	5.83%
12/31/1993	5.83%
1/31/1994	5.70%
2/28/1994	6.15%
3/31/1994	6.77%
4/30/1994	7.06%
5/31/1994	7.17%
6/30/1994	7.34%
7/31/1994	7.12%
8/31/1994	7.19%
9/30/1994	7.62%
10/31/1994	7.81%
11/30/1994	7.91%
12/31/1994	7.84%
1/31/1995	7.60%
2/28/1995	7.22%
3/31/1995	7.20%
4/30/1995	7.07%
5/31/1995	6.30%
6/30/1995	6.21%
7/31/1995	6.45%
8/31/1995	6.28%
9/30/1995	6.17%
10/31/1995	6.03%
11/30/1995	5.76%
12/31/1995	5.58%
1/31/1996	5.60%
2/29/1996	6.13%
3/31/1996	6.34%
4/30/1996	6.66%
5/31/1996	6.85%
6/30/1996	6.73%
7/31/1996	6.80%
8/31/1996	6.96%
9/30/1996	6.72%
10/31/1996	6.37%
11/30/1996	6.06%
12/31/1996	6.43%
1/31/1997	6.53%
2/28/1997	6.56%
3/31/1997	6.92%
4/30/1997	6.72%
5/31/1997	6.67%
6/30/1997	6.51%
7/31/1997	6.02%
8/31/1997	6.34%
9/30/1997	6.12%
10/31/1997	5.84%
11/30/1997	5.86%
12/31/1997	5.75%
1/31/1998	5.53%
2/28/1998	5.62%
3/31/1998	5.67%
4/30/1998	5.68%
5/31/1998	5.56%
6/30/1998	5.44%
7/31/1998	5.50%
8/31/1998	5.05%
9/30/1998	4.44%
10/31/1998	4.64%
11/30/1998	4.74%
12/31/1998	4.65%
1/31/1999	4.66%
2/28/1999	5.29%
3/31/1999	5.25%
4/30/1999	5.36%
5/31/1999	5.64%
6/30/1999	5.81%
7/31/1999	5.92%
8/31/1999	5.98%
9/30/1999	5.90%
10/31/1999	6.02%
11/30/1999	6.18%
12/31/1999	6.45%
1/31/2000	6.68%
2/29/2000	6.42%
3/31/2000	6.03%
4/30/2000	6.23%
5/31/2000	6.29%
6/30/2000	6.03%
7/31/2000	6.04%
8/31/2000	5.73%
9/30/2000	5.80%
10/31/2000	5.77%
11/30/2000	5.48%
12/31/2000	5.12%
1/31/2001	5.19%
2/28/2001	4.92%
3/31/2001	4.93%
4/30/2001	5.35%
5/31/2001	5.43%
6/30/2001	5.42%
7/31/2001	5.07%
8/31/2001	4.85%
9/30/2001	4.60%
10/31/2001	4.30%
11/30/2001	4.78%
12/31/2001	5.07%
1/31/2002	5.07%
2/28/2002	4.88%
3/31/2002	5.42%
4/30/2002	5.11%
5/31/2002	5.08%
6/30/2002	4.86%
7/31/2002	4.51%
8/31/2002	4.14%
9/30/2002	3.63%
10/31/2002	3.93%
11/30/2002	4.22%
12/31/2002	3.83%
1/31/2003	4.00%
2/28/2003	3.71%
3/31/2003	3.83%
4/30/2003	3.89%
5/31/2003	3.37%
6/30/2003	3.54%
7/31/2003	4.49%
8/31/2003	4.45%
9/30/2003	3.96%
10/31/2003	4.33%
11/30/2003	4.34%
12/31/2003	4.27%
1/31/2004	4.16%
2/29/2004	3.99%
3/31/2004	3.86%
4/30/2004	4.53%
5/31/2004	4.66%
6/30/2004	4.62%
7/31/2004	4.50%
8/31/2004	4.13%
9/30/2004	4.14%
10/31/2004	4.05%
11/30/2004	4.36%
12/31/2004	4.24%
1/31/2005	4.14%
2/28/2005	4.36%
3/31/2005	4.50%
4/30/2005	4.21%
5/31/2005	4.00%
6/30/2005	3.94%
7/31/2005	4.28%
8/31/2005	4.02%
9/30/2005	4.34%
10/31/2005	4.57%
11/30/2005	4.49%
12/31/2005	4.39%
1/31/2006	4.53%
2/28/2006	4.55%
3/31/2006	4.86%
4/30/2006	5.07%
5/31/2006	5.12%
6/30/2006	5.15%
7/31/2006	4.99%
8/31/2006	4.74%
9/30/2006	4.64%
10/31/2006	4.61%
11/30/2006	4.46%
12/31/2006	4.71%
1/31/2007	4.83%
2/28/2007	4.56%
3/31/2007	4.65%
4/30/2007	4.63%
5/31/2007	4.90%
6/30/2007	5.03%
7/31/2007	4.78%
8/31/2007	4.54%
9/30/2007	4.59%
10/31/2007	4.48%
11/30/2007	3.97%
12/31/2007	4.04%
1/31/2008	3.67%
2/29/2008	3.53%
3/31/2008	3.45%
4/30/2008	3.77%
5/31/2008	4.06%
6/30/2008	3.99%
7/31/2008	3.99%
8/31/2008	3.83%
9/30/2008	3.85%
10/31/2008	4.01%
11/30/2008	2.93%
12/31/2008	2.25%
1/31/2009	2.87%
2/28/2009	3.02%
3/31/2009	2.71%
4/30/2009	3.16%
5/31/2009	3.47%
6/30/2009	3.53%
7/31/2009	3.52%
8/31/2009	3.40%
9/30/2009	3.31%
10/31/2009	3.41%
11/30/2009	3.21%
12/31/2009	3.85%
1/31/2010	3.63%
2/28/2010	3.61%
3/31/2010	3.84%
4/30/2010	3.69%
5/31/2010	3.31%
6/30/2010	2.97%
7/31/2010	2.94%
8/31/2010	2.47%
[end line chart]

Budget deficits ($)

[begin bar chart]
U.S. government fiscal years	Surplus or Deficit(−)

1986	-221.2
1987	-149.7
1988	-155.2
1989	-152.6
1990	-221.0
1991	-269.2
1992	-290.3
1993	-255.1
1994	-203.2
1995	-164.0
1996	-107.4
1997	-21.9
1998	69.3
1999	125.6
2000	236.2
2001	128.2
2002	-157.8
2003	-377.6
2004	-412.7
2005	-318.3
2006	-248.2
2007	-160.7
2008	-458.6
2009	-1,412.7
2010 projected	-1,555.6

[end bar chart]

(U.S. dollars in billions)

Sources: U.S. Treasury and Office of Management and Budget
[End Sidebar]

Summary investment portfolio  August 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type

U.S. Treasury bonds & notes	41.1%
Mortgage-backed obligations	36.4
Federal agency bonds & notes	10.8
Asset-backed obligations	0.4
Short-term securities & other assets less liabilities	11.3
[end pie chart]

Quality breakdown*
as of August 31, 2010
Percent of net assets
U.S. government obligations†	52.1%
Federal agencies	35.3
Aaa/AAA	0.9
Unrated	0.4
Short-term securities & other assets less liabilities	11.3

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, securities are put in the highest category consistent with fund investment policies. When securities have not been rated by a rating agency (included in "unrated" above), the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 88.68%	(000)	(000)	assets

U.S. Treasury bonds & notes - 41.11%
U.S. Treasury:
0.875% 2011	$43,000	$43,184
0.875% 2011	43,000	43,164
4.625% 2011	48,500	50,586
4.875% 2011	51,750	53,535
0.625% 2012	163,500	164,002
1.375% 2012	104,190	106,037
1.125% 2013	50,290	50,909
3.125% 2013	74,750	80,178
2.00% 2014 (1)	52,644	56,196
2.375% 2014	85,000	89,436
2.625% 2014	207,750	220,637
2.50% 2015	37,100	39,230
3.25% 2016	113,500	123,457
3.25% 2016	55,500	60,529
3.25% 2017	42,000	45,667
8.875% 2017	32,000	46,664
3.50% 2018	51,000	56,335
2.75% 2019	156,600	162,784
3.125% 2019	164,750	175,516
3.375% 2019	131,200	141,722
3.625% 2019	123,500	136,212
8.125% 2019	30,750	45,227
3.625% 2020	143,250	157,654
7.125% 2023	30,000	43,642
4.25% 2039	81,550	92,147
4.375% 2040	51,700	59,663
4.625% 2040	153,600	184,302
0%-11.25% 2011-2040 (1)	612,807	688,393	41.11%
		3,217,008	41.11

Mortgage-backed obligations - 36.41%
Federal agency mortgage-backed obligations (2)- 35.85%
Fannie Mae:
4.00% 2024	54,740	57,653
4.00% 2024	38,859	40,916
4.00% 2024	34,155	35,962
4.50% 2024	62,823	66,558
4.50% 2024	56,250	59,542
3.50% 2025	129,975	134,788
4.00% 2025	63,343	66,655
4.50% 2025	73,355	77,726
5.50% 2038	38,696	41,462
4.00% 2040	50,350	52,152
4.50% 2040	82,850	87,018
0%-11.772% 2018-2047 (3)	725,234	772,792	19.08
Freddie Mac:
5.50% 2023	44,946	48,358
4.00% 2025	45,378	47,722
0%-11.816% 2014-2038 (3)	512,940	542,243	8.15
Government National Mortgage Assn.:
4.00% 2040	92,583	96,594
4.00% 2040	38,301	39,996
4.00% 2040	34,363	35,884
4.50% 2040	36,252	38,562
5.00% 2040	37,918	40,826
3.50%-10.00% 2017-2058 (3)	345,172	370,891	7.96
Other securities		51,275.66
		2,805,575	35.85

Commercial mortgage-backed securities (2)- 0.56%
Fannie Mae 4.491%-4.68% 2012-2033 (3)	38,750	41,367.53
Other securities		2,299.03
		43,666.56

Total mortgage-backed obligations		2,849,241	36.41

Federal agency bonds & notes - 10.82%
Freddie Mac:
1.125% 2012	136,450	137,926
0.299%-5.50% 2010-2016 (3)	89,070	94,330	2.97
Federal Home Loan Bank:
1.75% 2012	108,605	110,956
1.625%-5.375% 2010-2018	102,555	113,103	2.86
Fannie Mae:
1.00% 2013	75,250	75,245
1.75%-6.125% 2011-2017	101,030	106,724	2.33
Other securities		208,669	2.66
		846,953	10.82

Asset-backed obligations - 0.34%
Other securities		26,573.34

Total bonds & notes (cost: $6,551,863,000)		6,939,775	88.68

	Principal		Percent
	amount	Value	of net
Short-term securities - 15.58%	(000)	(000)	assets

U.S. Treasury Bills 0.144%-0.157% due 9/2-12/16/2010	658,750	658,631	8.42
Federal Home Loan Bank 0.10%-0.24% due 9/1-11/24/2010	560,690	560,627	7.16

Total short-term securities (cost: $1,219,226,000)		1,219,258	15.58

Total investment securities (cost: $7,771,089,000)		8,159,033	104.26
Other assets less liabilities		(333,559)	(4.26)

Net assets		$7,825,474	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $13,022,000, which represented .17% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $7,771,089)		$8,159,033
Cash		111
Receivables for:
Sales of investments	$2,210
Sales of fund's shares	19,258
Interest	29,590	51,058
		8,210,202
Liabilities:
Payables for:
Purchases of investments	356,884
Repurchases of fund's shares	19,345
Dividends on fund's shares	1,247
Investment advisory services	1,476
Services provided by affiliates	5,539
Trustees' deferred compensation	172
Other	65	384,728
Net assets at August 31, 2010		$7,825,474

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,290,535
Distributions in excess of net investment income		(220)
Undistributed net realized gain		147,215
Net unrealized appreciation		387,944
Net assets at August 31, 2010		$7,825,474

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (530,110 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$4,890,779	331,309	$14.76
Class B	267,247	18,104	14.76
Class C	669,422	45,348	14.76
Class F-1	205,768	13,939	14.76
Class F-2	66,471	4,503	14.76
Class 529-A	175,521	11,890	14.76
Class 529-B	23,372	1,583	14.76
Class 529-C	95,115	6,443	14.76
Class 529-E	11,566	784	14.76
Class 529-F-1	11,697	792	14.76
Class R-1	20,568	1,393	14.76
Class R-2	241,291	16,346	14.76
Class R-3	201,119	13,624	14.76
Class R-4	166,578	11,284	14.76
Class R-5	134,118	9,085	14.76
Class R-6	644,842	43,683	14.76

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2010	(dollars in thousands)

Investment income:
Income:
Interest		$236,026

Fees and expenses*:
Investment advisory services	$17,328
Distribution services	25,150
Transfer agent services	5,685
Administrative services	4,050
Reports to shareholders	402
Registration statement and prospectus	900
Trustees' compensation	89
Auditing and legal	104
Custodian	36
State and local taxes	66
Other	354
Total fees and expenses before reimbursement	54,164
Less administrative services reimbursement	46
Total fees and expenses after reimbursement		54,118
Net investment income		181,908

Net realized gain and unrealized appreciation
on investments:
Net realized gain on investments		189,646
Net unrealized appreciation on investments		167,369
Net realized gain and unrealized appreciation on investments		357,015
Net increase in net assets resulting from operations		$538,923

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2010	2009
Operations:
Net investment income	$181,908	$212,668
Net realized gain on investments	189,646	40,528
Net unrealized appreciation on investments	167,369	226,988
Net increase in net assets resulting from operations	538,923	480,184

Dividends and distributions paid or accrued to shareholders from net investment income:
Dividends from net investment income	(186,938)	(220,836)
Distributions from net realized gain on investments	(20,646)	-
Total dividends and distributions paid or accrued to shareholders	(207,584)	(220,836)

Net capital share transactions	192,730	3,081,256

Total increase in net assets	524,069	3,340,604

Net assets:
Beginning of year	7,301,405	3,960,801
End of year (distributions in excess of
net investment income: $(220) and $(319), respectively)	$7,825,474	$7,301,405

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, as well as preservation of capital, by investing primarily in securities guaranteed or sponsored by the United States government.

On November 24, 2009, shareholders approved a proposal to reorganize the trust from a Massachusetts business trust to a Delaware statutory trust. The reorganization is anticipated to be completed on November 1, 2010; however, the trust reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2010, all of the fund’s investment securities were classified as Level 2.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2010 (dollars in thousands):

	Beginning value at 9/1/2009	Net transfers out of Level 3(*)	Ending value at 8/31/2010
Investment securities	$49,572	$(49,572)	$-

(*) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Neither an investment in the fund nor the fund’s yield is guaranteed by the U.S. government.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2010, the fund reclassified $5,145,000 from undistributed net realized gain to distributions in excess of net investment income; and $16,000 from distributions in excess of net investment income and $16,514,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$75,897
Undistributed long-term capital gain	75,955
Gross unrealized appreciation on investment securities	384,609
Gross unrealized depreciation on investment securities	(103)
Net unrealized appreciation on investment securities	384,506
Cost of investment securities	7,774,527

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2010	2009
Class A	$136,697	$156,462
Class B	6,864	8,902
Class C	14,166	15,415
Class F-1	5,569	7,423
Class F-2	1,712	728
Class 529-A	4,614	3,915
Class 529-B	536	552
Class 529-C	1,826	1,532
Class 529-E	266	218
Class 529-F-1	309	267
Class R-1	342	334
Class R-2	4,809	4,333
Class R-3	4,794	4,529
Class R-4	4,413	3,979
Class R-5	3,108	8,415
Class R-6*	17,559	3,832
Total	$207,584	$220,836

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $3 billion. The board of trustees approved an amended agreement effective June 1, 2010, that continues this series of rate reductions to include an additional annual rate of 0.14% over $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2010, the investment advisory services fee was $17,328,000, which was equivalent to an annualized rate of 0.241% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2010, the total administrative services fees paid by CRMC were $46,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$10,740	$5,347	Not applicable	Not applicable	Not applicable
Class B	2,986	338	Not applicable	Not applicable	Not applicable
Class C	6,390	Included in administrative services	$871	$172	Not applicable
Class F-1	468		219	39	Not applicable
Class F-2	Not applicable		63	6	Not applicable
Class 529-A	329		154	35	$157
Class 529-B	248		24	9	25
Class 529-C	855		84	25	86
Class 529-E	50		10	2	10
Class 529-F-1	-		10	2	10
Class R-1	159		18	11	Not applicable
Class R-2	1,639		321	630	Not applicable
Class R-3	911		274	182	Not applicable
Class R-4	375		225	8	Not applicable
Class R-5	Not applicable		96	3	Not applicable
Class R-6	Not applicable		268	1	Not applicable
Total	$25,150	$5,685	$2,637	$1,125	$288

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $89,000, shown on the accompanying financial statements, includes $72,000 in current fees (either paid in cash or deferred) and a net increase of $17,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2010
Class A	$1,808,686	126,523	$127,686	8,984	$(1,996,329)	(140,599)	$(59,957)	(5,092)
Class B	55,615	3,888	6,366	449	(163,320)	(11,493)	(101,339)	(7,156)
Class C	263,977	18,490	12,904	909	(321,575)	(22,662)	(44,694)	(3,263)
Class F-1	112,166	7,861	4,900	345	(105,495)	(7,418)	11,571	788
Class F-2	45,955	3,217	1,434	101	(40,311)	(2,842)	7,078	476
Class 529-A	62,917	4,412	4,581	322	(44,639)	(3,135)	22,859	1,599
Class 529-B	4,553	319	533	38	(8,350)	(585)	(3,264)	(228)
Class 529-C	34,653	2,431	1,818	128	(23,798)	(1,671)	12,673	888
Class 529-E	4,663	327	264	19	(2,669)	(187)	2,258	159
Class 529-F-1	5,047	354	306	21	(2,946)	(208)	2,407	167
Class R-1	13,188	926	337	24	(7,930)	(558)	5,595	392
Class R-2	115,027	8,069	4,765	336	(92,598)	(6,512)	27,194	1,893
Class R-3	112,446	7,887	4,738	334	(98,212)	(6,920)	18,972	1,301
Class R-4	84,401	5,917	4,378	308	(87,792)	(6,182)	987	43
Class R-5	133,152	9,342	3,074	216	(58,296)	(4,108)	77,930	5,450
Class R-6	228,826	16,180	17,513	1,231	(33,879)	(2,349)	212,460	15,062
Total net increase
(decrease)	$3,085,272	216,143	$195,597	13,765	$(3,088,139)	(217,429)	$192,730	12,479

Year ended August 31, 2009
Class A	$5,297,274	383,500	$144,606	10,378	$(3,475,366)	(249,425)	$1,966,514	144,453
Class B	327,707	23,746	8,159	586	(195,600)	(14,039)	140,266	10,293
Class C	835,237	60,392	13,936	999	(428,802)	(30,752)	420,371	30,639
Class F-1	292,639	21,225	6,137	441	(264,696)	(18,993)	34,080	2,673
Class F-2	80,015	5,766	587	42	(25,738)	(1,838)	54,864	3,970
Class 529-A	109,813	7,922	3,869	278	(40,830)	(2,924)	72,852	5,276
Class 529-B	14,116	1,017	547	39	(5,991)	(429)	8,672	627
Class 529-C	58,672	4,223	1,516	109	(23,710)	(1,698)	36,478	2,634
Class 529-E	6,582	474	216	16	(2,944)	(211)	3,854	279
Class 529-F-1	6,051	438	262	19	(2,764)	(198)	3,549	259
Class R-1	15,892	1,146	325	23	(11,254)	(804)	4,963	365
Class R-2	154,432	11,107	4,270	307	(97,606)	(7,016)	61,096	4,398
Class R-3	142,827	10,272	4,483	322	(97,415)	(6,994)	49,895	3,600
Class R-4	122,042	8,748	3,957	284	(63,003)	(4,511)	62,996	4,521
Class R-5	185,632	13,344	8,203	590	(435,023)	(31,039)	(241,188)	(17,105)
Class R-6(†)	399,827	28,466	3,752	268	(1,585)	(113)	401,994	28,621
Total net increase
(decrease)	$8,048,758	581,786	$204,825	14,701	$(5,172,327)	(370,984)	$3,081,256	225,503

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,692,906,000 and $2,842,719,000, respectively, during the year ended August 31, 2010.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2010	$14.11	$.38	$.70	$1.08	$(.39)	$(.04)	$(.43)	$14.76	7.81%	$4,891	.62%	.62%	2.66%
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.43	4,745	.64	.63	3.05
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.73	2,602	.77	.74	3.95
Year ended 8/31/2007	13.32	.59	.03	.62	(.59)	-	(.59)	13.35	4.72	1,758	.79	.76	4.38
Year ended 8/31/2006	13.72	.52	(.39)	.13	(.53)	-	(.53)	13.32	1.04	1,685	.77	.74	3.89
Class B:
Year ended 8/31/2010	14.11	.27	.70	.97	(.28)	(.04)	(.32)	14.76	7.00	267	1.38	1.38	1.92
Year ended 8/31/2009	13.56	.32	.57	.89	(.34)	-	(.34)	14.11	6.64	356	1.39	1.38	2.31
Year ended 8/31/2008	13.35	.44	.22	.66	(.45)	-	(.45)	13.56	4.99	203	1.46	1.44	3.27
Year ended 8/31/2007	13.32	.49	.03	.52	(.49)	-	(.49)	13.35	3.99	158	1.51	1.47	3.66
Year ended 8/31/2006	13.72	.43	(.39)	.04	(.44)	-	(.44)	13.32	.32	169	1.49	1.46	3.17
Class C:
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.95	669	1.43	1.43	1.85
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.59	686	1.43	1.42	2.24
Year ended 8/31/2008	13.35	.43	.22	.65	(.44)	-	(.44)	13.56	4.95	244	1.50	1.47	3.19
Year ended 8/31/2007	13.32	.49	.03	.52	(.49)	-	(.49)	13.35	3.94	125	1.55	1.52	3.62
Year ended 8/31/2006	13.72	.42	(.39)	.03	(.43)	-	(.43)	13.32	.27	109	1.55	1.52	3.11
Class F-1:
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.78	206	.65	.65	2.62
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.42	185	.65	.65	3.05
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.79	142	.70	.67	4.01
Year ended 8/31/2007	13.32	.60	.03	.63	(.60)	-	(.60)	13.35	4.80	99	.72	.69	4.44
Year ended 8/31/2006	13.72	.53	(.39)	.14	(.54)	-	(.54)	13.32	1.10	76	.71	.68	3.98
Class F-2:
Year ended 8/31/2010	14.11	.41	.70	1.11	(.42)	(.04)	(.46)	14.76	8.06	66	.39	.39	2.86
Year ended 8/31/2009	13.56	.46	.57	1.03	(.48)	-	(.48)	14.11	7.67	57	.41	.41	3.24
Period from 8/7/2008 to 8/31/2008	13.48	.03	.08	.11	(.03)	-	(.03)	13.56	.85	1	.03	.03	.25
Class 529-A:
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.73	175	.70	.70	2.57
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.37	145	.70	.69	2.99
Year ended 8/31/2008	13.35	.53	.22	.75	(.54)	-	(.54)	13.56	5.70	68	.79	.76	3.93
Year ended 8/31/2007	13.32	.58	.03	.61	(.58)	-	(.58)	13.35	4.66	44	.84	.81	4.33
Year ended 8/31/2006	13.72	.52	(.39)	.13	(.53)	-	(.53)	13.32	1.00	39	.81	.78	3.86
Class 529-B:
Year ended 8/31/2010	14.11	.25	.70	.95	(.26)	(.04)	(.30)	14.76	6.87	23	1.50	1.50	1.79
Year ended 8/31/2009	13.56	.30	.57	.87	(.32)	-	(.32)	14.11	6.51	25	1.51	1.50	2.19
Year ended 8/31/2008	13.35	.42	.22	.64	(.43)	-	(.43)	13.56	4.85	16	1.60	1.57	3.14
Year ended 8/31/2007	13.32	.48	.03	.51	(.48)	-	(.48)	13.35	3.85	13	1.64	1.60	3.53
Year ended 8/31/2006	13.72	.41	(.39)	.02	(.42)	-	(.42)	13.32	.19	13	1.63	1.60	3.03
Class 529-C:
Year ended 8/31/2010	14.11	.25	.70	.95	(.26)	(.04)	(.30)	14.76	6.87	95	1.49	1.49	1.78
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.52	78	1.50	1.49	2.19
Year ended 8/31/2008	13.35	.42	.22	.64	(.43)	-	(.43)	13.56	4.87	40	1.58	1.55	3.14
Year ended 8/31/2007	13.32	.48	.03	.51	(.48)	-	(.48)	13.35	3.86	27	1.63	1.60	3.54
Year ended 8/31/2006	13.72	.41	(.39)	.02	(.42)	-	(.42)	13.32	.20	24	1.62	1.59	3.06
Class 529-E:
Year ended 8/31/2010	14.11	.33	.70	1.03	(.34)	(.04)	(.38)	14.76	7.42	12	.98	.98	2.28
Year ended 8/31/2009	13.56	.38	.57	.95	(.40)	-	(.40)	14.11	7.07	9	.99	.98	2.71
Year ended 8/31/2008	13.35	.49	.22	.71	(.50)	-	(.50)	13.56	5.40	5	1.07	1.04	3.66
Year ended 8/31/2007	13.32	.54	.03	.57	(.54)	-	(.54)	13.35	4.38	4	1.12	1.09	4.05
Year ended 8/31/2006	13.72	.48	(.39)	.09	(.49)	-	(.49)	13.32	.73	3	1.09	1.06	3.60

Class 529-F-1:
Year ended 8/31/2010	$14.11	$.40	$.70	$1.10	$(.41)	$(.04)	$(.45)	$14.76	7.95%	$12	.49%	.49%	2.78%
Year ended 8/31/2009	13.56	.45	.57	1.02	(.47)	-	(.47)	14.11	7.59	9	.50	.49	3.21
Year ended 8/31/2008	13.35	.56	.22	.78	(.57)	-	(.57)	13.56	5.93	5	.57	.54	4.15
Year ended 8/31/2007	13.32	.61	.03	.64	(.61)	-	(.61)	13.35	4.90	3	.62	.59	4.56
Year ended 8/31/2006	13.72	.54	(.39)	.15	(.55)	-	(.55)	13.32	1.20	2	.60	.57	4.09
Class R-1:
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.94	21	1.44	1.44	1.81
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.57	14	1.45	1.45	2.24
Year ended 8/31/2008	13.35	.43	.22	.65	(.44)	-	(.44)	13.56	4.89	9	1.56	1.53	3.16
Year ended 8/31/2007	13.32	.48	.03	.51	(.48)	-	(.48)	13.35	3.89	5	1.65	1.57	3.57
Year ended 8/31/2006	13.72	.42	(.39)	.03	(.43)	-	(.43)	13.32	.30	4	1.63	1.49	3.17
Class R-2:
Year ended 8/31/2010	14.11	.26	.70	.96	(.27)	(.04)	(.31)	14.76	6.95	241	1.45	1.43	1.85
Year ended 8/31/2009	13.56	.31	.57	.88	(.33)	-	(.33)	14.11	6.58	204	1.49	1.44	2.26
Year ended 8/31/2008	13.35	.44	.22	.66	(.45)	-	(.45)	13.56	4.97	136	1.61	1.46	3.24
Year ended 8/31/2007	13.32	.49	.03	.52	(.49)	-	(.49)	13.35	3.98	103	1.73	1.48	3.66
Year ended 8/31/2006	13.72	.43	(.39)	.04	(.44)	-	(.44)	13.32	.32	94	1.93	1.47	3.18
Class R-3:
Year ended 8/31/2010	14.11	.32	.70	1.02	(.33)	(.04)	(.37)	14.76	7.39	201	1.01	1.01	2.26
Year ended 8/31/2009	13.56	.37	.57	.94	(.39)	-	(.39)	14.11	7.02	174	1.03	1.02	2.68
Year ended 8/31/2008	13.35	.49	.22	.71	(.50)	-	(.50)	13.56	5.40	118	1.07	1.04	3.67
Year ended 8/31/2007	13.32	.54	.03	.57	(.54)	-	(.54)	13.35	4.39	88	1.11	1.08	4.05
Year ended 8/31/2006	13.72	.48	(.39)	.09	(.49)	-	(.49)	13.32	.69	107	1.20	1.09	3.56
Class R-4:
Year ended 8/31/2010	14.11	.37	.70	1.07	(.38)	(.04)	(.42)	14.76	7.76	167	.67	.67	2.61
Year ended 8/31/2009	13.56	.42	.57	.99	(.44)	-	(.44)	14.11	7.39	159	.69	.68	3.02
Year ended 8/31/2008	13.35	.54	.22	.76	(.55)	-	(.55)	13.56	5.77	91	.72	.69	4.02
Year ended 8/31/2007	13.32	.59	.03	.62	(.59)	-	(.59)	13.35	4.79	75	.72	.69	4.50
Year ended 8/31/2006	13.72	.53	(.39)	.14	(.54)	-	(.54)	13.32	1.06	21	.75	.72	3.96
Class R-5:
Year ended 8/31/2010	14.11	.41	.70	1.11	(.42)	(.04)	(.46)	14.76	8.09	134	.36	.36	2.86
Year ended 8/31/2009	13.56	.46	.57	1.03	(.48)	-	(.48)	14.11	7.71	51	.38	.37	3.37
Year ended 8/31/2008	13.35	.58	.22	.80	(.59)	-	(.59)	13.56	6.10	281	.41	.38	4.26
Year ended 8/31/2007	13.32	.63	.03	.66	(.63)	-	(.63)	13.35	5.07	68	.45	.41	4.79
Year ended 8/31/2006	13.72	.56	(.39)	.17	(.57)	-	(.57)	13.32	1.36	10	.45	.42	4.24
Class R-6:
Year ended 8/31/2010	14.11	.42	.70	1.12	(.43)	(.04)	(.47)	14.76	8.14	645	.31	.31	2.94
Period from 5/1/2009 to 8/31/2009	14.07	.15	.05	.20	(.16)	-	(.16)	14.11	1.41	404	.11	.11	1.10

	Year ended August 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	95%	166%	92%	110%	146%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series – U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The American Funds Income Series – U.S. Government Securities Fund (the “Fund”), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series – U.S. Government Securities Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 15, 2010

Expense example
                  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010, through August 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2010	Ending account value 8/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,055.87	$3.16	.61%
Class A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B -- actual return	1,000.00	1,051.85	7.09	1.37
Class B -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C -- actual return	1,000.00	1,051.59	7.34	1.42
Class C -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 -- actual return	1,000.00	1,055.69	3.32	.64
Class F-1 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 -- actual return	1,000.00	1,057.04	1.97	.38
Class F-2 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-A -- actual return	1,000.00	1,055.47	3.57	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B -- actual return	1,000.00	1,051.23	7.70	1.49
Class 529-B -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C -- actual return	1,000.00	1,051.26	7.70	1.49
Class 529-C -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E -- actual return	1,000.00	1,053.95	5.02	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	1,056.56	2.49	.48
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 -- actual return	1,000.00	1,051.58	7.39	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	1,051.65	7.34	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	1,053.80	5.23	1.01
Class R-3 -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-4 -- actual return	1,000.00	1,055.63	3.42	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 -- actual return	1,000.00	1,057.22	1.87	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 -- actual return	1,000.00	1,057.51	1.56	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.69	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2010:

U.S. government income that may be exempt from state taxation	$94,507,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional term through March 31, 2011. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $10 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income as well as preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	1.08%	4.41%	4.80%
Not reflecting CDSC	6.08	4.75	4.80

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.03	4.70	4.07
Not reflecting CDSC	6.03	4.70	4.07

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	6.86	5.54	4.88

Class F-2 shares3 — first sold 8/7/08
Not reflecting annual asset-based fee charged
by sponsoring firm	7.13	—	7.68

Class 529-A shares4 — first sold 2/20/02
Reflecting 3.75% maximum sales charge	2.82	4.65	4.31
Not reflecting maximum sales charge	6.81	5.45	4.77

Class 529-B shares2,4 — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.96	4.28	3.96
Not reflecting CDSC	5.96	4.62	3.96

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.97	4.63	3.91
Not reflecting CDSC	5.97	4.63	3.91

Class 529-E shares3,4 — first sold 3/7/02	6.51	5.16	4.59

Class 529-F-1 shares3,4 — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	7.03	5.68	4.50

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 19 and 20 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees
	Year first
	elected a
	trustee of
Name and age	the fund1	Principal occupation(s) during past five years

Lee A. Ault III, 74	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 65	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 76		Ambassador to Spain

James G. Ellis, 63	2006	Dean and Professor of Marketing, Marshall School
		of Business, University of Southern California

Martin Fenton, 75	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and Non-Executive)		communities)

Leonard R. Fuller, 64	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 65	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 64	2005	Private investor; former President, Dumbarton
		Group LLC (securities industry consulting)

Merit E. Janow, 52	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 55	2010	Director, Accounting Program, University
		of Redlands

Richard G. Newman, 75	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and
		professional technical services)

Frank M. Sanchez, 67	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 52	2010	President and CEO, Margaret Spellings & Company;
		former United States Secretary of Education, United
		States Department of Education — Federal
		Government Agency; former Assistant to the
		President for Domestic Policy, The White House —
		Federal Government, Executive Branch — Domestic
		Policy

Steadman Upham, Ph.D., 61	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees
	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	trustee	Other directorships3 held by trustee

Lee A. Ault III, 74	38	Anworth Mortgage Asset Corporation;
		Office Depot, Inc.

William H. Baribault, 65	38	None

Ambassador	12	Capital Private Client Services Funds;
Richard G. Capen, Jr., 76		Carnival Corporation

James G. Ellis, 63	41	Quiksilver, Inc.

Martin Fenton, 75	41	Capital Private Client Services Funds
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 64	41	None

W. Scott Hedrick, 65	38	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 64	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 55	38	None

Richard G. Newman, 75	13	Capital Private Client Services Funds;
		Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 67	38	None

Margaret Spellings, 52	38	None

Steadman Upham, Ph.D., 61	41	None

H. Frederick Christie, a trustee of the fund since 1985, retired from the board in December 2009. The trustees thank Mr. Christie for his dedication and service to the fund.

See page 28 for footnotes.

“Interested” trustees4
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Paul G. Haaga, Jr., 61	1985	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

John H. Smet, 54	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		The Capital Group Companies, Inc.5

“Interested” trustees4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	trustee	Other directorships3 held by trustee

Paul G. Haaga, Jr., 61	12	None
Vice Chairman of the Board

John H. Smet, 54	2	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Thomas H. Hogh, 47	2004	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company5

Kristine M. Nishiyama, 40	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel — Capital Bank and Trust Company5

Kimberly S. Verdick, 46	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 37	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 35	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Ari M. Vinocor, 35	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Trustees and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2010, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
>U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-922-1010P

Litho in USA DD/LPT/8058-S26190

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$84,000
2010	$79,000

b) Audit-Related Fees:
2009	$2,000
2010	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$968,000
2010	$1,196,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,397,000 for fiscal year 2009 and $1,624,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities FundSM
Investment portfolio

August 31, 2010

Bonds & notes — 88.68%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 41.11%
U.S. Treasury 0.875% 2011	$43,000	$43,184
U.S. Treasury 0.875% 2011	43,000	43,164
U.S. Treasury 1.00% 2011	7,675	7,729
U.S. Treasury 2.375% 20111	31,572	32,008
U.S. Treasury 4.625% 2011	48,500	50,586
U.S. Treasury 4.875% 2011	51,750	53,535
U.S. Treasury 4.875% 2011	33,000	34,013
U.S. Treasury 5.00% 2011	8,500	8,884
U.S. Treasury 0.625% 2012	163,500	164,002
U.S. Treasury 1.00% 2012	16,500	16,653
U.S. Treasury 1.375% 2012	104,190	106,037
U.S. Treasury 1.375% 2012	20,075	20,443
U.S. Treasury 1.875% 2012	1,100	1,128
U.S. Treasury 2.00% 20121	20,141	20,823
U.S. Treasury 4.875% 2012	25,250	26,904
U.S. Treasury 1.125% 2013	50,290	50,909
U.S. Treasury 1.375% 2013	3,900	3,973
U.S. Treasury 1.375% 2013	1,800	1,834
U.S. Treasury 3.125% 2013	74,750	80,178
U.S. Treasury 3.375% 2013	9,300	10,016
U.S. Treasury 3.625% 2013	9,750	10,550
U.S. Treasury 1.75% 2014	4,100	4,225
U.S. Treasury 1.875% 2014	9,025	9,337
U.S. Treasury 2.00% 20141	52,644	56,196
U.S. Treasury 2.375% 2014	85,000	89,436
U.S. Treasury 2.625% 2014	207,750	220,637
U.S. Treasury 2.625% 2014	17,825	18,935
U.S. Treasury 4.25% 2014	3,600	4,073
U.S. Treasury 1.75% 2015	700	715
U.S. Treasury 1.625% 20151	10,873	11,535
U.S. Treasury 1.875% 20151	30,509	32,876
U.S. Treasury 2.50% 2015	37,100	39,230
U.S. Treasury 4.00% 2015	13,000	14,608
U.S. Treasury 11.25% 2015	4,000	5,755
U.S. Treasury 2.375% 2016	5,750	6,003
U.S. Treasury 2.75% 2016	10,000	10,586
U.S. Treasury 3.25% 2016	113,500	123,457
U.S. Treasury 3.25% 2016	55,500	60,529
U.S. Treasury 3.25% 2016	24,000	26,179
U.S. Treasury 7.25% 2016	1,700	2,231
U.S. Treasury 7.50% 2016	5,400	7,238
U.S. Treasury 2.375% 20171	27,454	30,643
U.S. Treasury 2.75% 2017	1,200	1,267
U.S. Treasury 3.25% 2017	42,000	45,667
U.S. Treasury 4.50% 2017	7,000	8,172
U.S. Treasury 4.625% 2017	5,100	5,982
U.S. Treasury 8.875% 2017	32,000	46,664
U.S. Treasury 1.375% 20181	30,122	31,795
U.S. Treasury 3.50% 2018	51,000	56,335
U.S. Treasury 3.875% 2018	17,250	19,505
U.S. Treasury 2.75% 2019	156,600	162,784
U.S. Treasury 3.125% 2019	164,750	175,516
U.S. Treasury 3.375% 2019	131,200	141,722
U.S. Treasury 3.625% 2019	123,500	136,212
U.S. Treasury 8.125% 2019	30,750	45,227
U.S. Treasury 3.625% 2020	143,250	157,654
U.S. Treasury 8.50% 2020	1,400	2,124
U.S. Treasury 8.75% 2020	5,600	8,699
U.S. Treasury 7.875% 2021	6,500	9,685
U.S. Treasury 8.00% 2021	7,150	10,847
U.S. Treasury 8.125% 2021	1,900	2,896
U.S. Treasury 6.25% 2023	21,090	28,846
U.S. Treasury 7.125% 2023	30,000	43,642
U.S. Treasury 7.50% 2024	3,425	5,248
U.S. Treasury 2.375% 20251	24,024	27,584
U.S. Treasury 6.875% 2025	2,500	3,676
U.S. Treasury 7.625% 2025	2,200	3,415
U.S. Treasury 6.00% 2026	300	411
U.S. Treasury 3.625% 20281	15,229	20,404
U.S. Treasury 3.875% 20291	9,944	13,807
U.S. Treasury 3.375% 20321	4,157	5,609
U.S. Treasury 4.50% 2036	20,000	23,616
U.S. Treasury 4.375% 2038	5,250	6,077
U.S. Treasury 4.50% 2038	1,600	1,890
U.S. Treasury 4.25% 2039	81,550	92,147
U.S. Treasury 4.50% 2039	21,345	25,108
U.S. Treasury 2.125% 20401	24,022	27,094
U.S. Treasury 4.375% 2040	51,700	59,663
U.S. Treasury 4.625% 2040	153,600	184,302
U.S. Treasury Principal Strip 0% 2019	18,000	14,739
		3,217,008

MORTGAGE-BACKED OBLIGATIONS — 36.41%
Federal agency mortgage-backed obligations2 — 35.85%
Fannie Mae 10.50% 2018	903	1,074
Fannie Mae 6.00% 2021	214	232
Fannie Mae 5.50% 2023	22,183	24,002
Fannie Mae 4.00% 2024	54,740	57,653
Fannie Mae 4.00% 2024	38,859	40,916
Fannie Mae 4.00% 2024	34,155	35,962
Fannie Mae 4.00% 2024	29,539	31,103
Fannie Mae 4.00% 2024	22,022	23,194
Fannie Mae 4.00% 2024	16,833	17,729
Fannie Mae 4.50% 2024	62,823	66,558
Fannie Mae 4.50% 2024	56,250	59,542
Fannie Mae 4.50% 2024	18,068	19,137
Fannie Mae 4.50% 2024	16,320	17,300
Fannie Mae 4.50% 2024	7,642	8,101
Fannie Mae 4.50% 2024	2,939	3,116
Fannie Mae 4.50% 2024	2,741	2,906
Fannie Mae 6.00% 2024	2,317	2,524
Fannie Mae 3.50% 2025	129,975	134,788
Fannie Mae 4.00% 2025	63,343	66,655
Fannie Mae 4.00% 2025	24,144	25,406
Fannie Mae 4.00% 2025	20,106	21,157
Fannie Mae 4.00% 2025	19,819	20,855
Fannie Mae 4.00% 2025	18,388	19,349
Fannie Mae 4.00% 2025	15,525	16,337
Fannie Mae 4.00% 2025	12,385	13,032
Fannie Mae 4.00% 2025	9,828	10,342
Fannie Mae 4.00% 2025	6,409	6,744
Fannie Mae 4.00% 2025	6,388	6,722
Fannie Mae 4.00% 2025	1,047	1,101
Fannie Mae 4.50% 2025	73,355	77,726
Fannie Mae 10.878% 20253	2,065	2,442
Fannie Mae 6.00% 2026	128	139
Fannie Mae 6.00% 2027	9,701	10,532
Fannie Mae 6.50% 2027	9,898	10,837
Fannie Mae 6.50% 2027	4,758	5,209
Fannie Mae 6.50% 2027	4,050	4,434
Fannie Mae 5.00% 2028	6,098	6,489
Fannie Mae 6.00% 2028	7,341	7,970
Fannie Mae 6.00% 2028	4,067	4,416
Fannie Mae 6.00% 2028	1,993	2,163
Fannie Mae 4.00% 2029	18,182	19,081
Fannie Mae 8.00% 2031	1,943	2,217
Fannie Mae 3.086% 20333	1,144	1,190
Fannie Mae 5.50% 2033	8,883	9,578
Fannie Mae 2.703% 20353	1,035	1,087
Fannie Mae 4.50% 2035	19,986	21,158
Fannie Mae 6.50% 2035	28,482	31,533
Fannie Mae 5.405% 20363	3,973	4,224
Fannie Mae 5.50% 2036	183	197
Fannie Mae 5.508% 20363	4,947	5,271
Fannie Mae 5.306% 20373	5,241	5,517
Fannie Mae 5.50% 2037	20,095	21,547
Fannie Mae 5.50% 2037	2,441	2,608
Fannie Mae 5.545% 20373	1,593	1,675
Fannie Mae 5.943% 20373	494	519
Fannie Mae 6.00% 2037	2,996	3,231
Fannie Mae 6.00% 2037	1,228	1,326
Fannie Mae 6.00% 2037	946	1,020
Fannie Mae 6.00% 2037	861	929
Fannie Mae 6.00% 2037	751	810
Fannie Mae 6.11% 20373	748	786
Fannie Mae 6.50% 2037	4,811	5,246
Fannie Mae 6.50% 2037	3,225	3,516
Fannie Mae 6.50% 2037	3,083	3,316
Fannie Mae 6.50% 2037	2,845	3,059
Fannie Mae 6.50% 2037	1,062	1,142
Fannie Mae 7.00% 2037	3,759	4,062
Fannie Mae 7.00% 2037	3,748	4,050
Fannie Mae 7.00% 2037	2,120	2,291
Fannie Mae 7.00% 2037	264	285
Fannie Mae 7.50% 2037	414	455
Fannie Mae 5.371% 20383	1,627	1,733
Fannie Mae 5.451% 20383	7,285	7,709
Fannie Mae 5.50% 2038	38,696	41,462
Fannie Mae 5.50% 2038	8,572	9,219
Fannie Mae 5.529% 20383	448	478
Fannie Mae 5.561% 20383	12,937	13,842
Fannie Mae 6.00% 2038	16,240	17,519
Fannie Mae 6.00% 2038	6,033	6,508
Fannie Mae 6.00% 2038	3,198	3,406
Fannie Mae 6.00% 2038	2,413	2,603
Fannie Mae 6.00% 2038	1,749	1,886
Fannie Mae 6.50% 2038	7,811	8,522
Fannie Mae 6.50% 2038	6,918	7,548
Fannie Mae 7.00% 2038	5,451	5,890
Fannie Mae 3.58% 20393	7,172	7,516
Fannie Mae 3.597% 20393	7,566	7,947
Fannie Mae 3.637% 20393	3,495	3,670
Fannie Mae 3.784% 20393	2,207	2,319
Fannie Mae 3.81% 20393	3,416	3,592
Fannie Mae 3.82% 20393	6,928	7,315
Fannie Mae 3.897% 20393	4,444	4,632
Fannie Mae 5.105% 20393	4,476	4,756
Fannie Mae 6.00% 2039	15,079	16,256
Fannie Mae 6.00% 2039	32	34
Fannie Mae 4.00% 2040	50,350	52,152
Fannie Mae 4.50% 2040	82,850	87,018
Fannie Mae 4.50% 2040	33,000	34,708
Fannie Mae 6.375% 20473	674	720
Fannie Mae 6.485% 20473	3,286	3,511
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	2,775	2,900
Fannie Mae, Series 2001-4, Class NA, 11.772% 20253	1,196	1,353
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	917	1,011
Fannie Mae, Series 2001-20, Class E, 9.641% 20313	47	55
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	7,991	8,499
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	13,644	15,102
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	4,654	4,051
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036	3,838	3,399
Fannie Mae, Series 2006-65, Class PF, 0.544% 20363	5,159	5,147
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	852	940
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	5,532	5,993
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	3,621	3,993
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	24,481	26,633
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 20393	728	857
Freddie Mac 4.50% 2019	5,017	5,358
Freddie Mac 4.50% 2019	1,010	1,079
Freddie Mac 4.50% 2023	22,249	23,609
Freddie Mac 5.50% 2023	44,946	48,358
Freddie Mac 6.00% 2023	6,618	7,157
Freddie Mac 5.00% 2024	15,872	16,895
Freddie Mac 4.00% 2025	45,378	47,722
Freddie Mac 4.00% 2025	32,151	33,812
Freddie Mac 4.00% 2025	30,731	32,318
Freddie Mac 4.00% 2025	28,934	30,423
Freddie Mac 4.00% 2025	20,658	21,725
Freddie Mac 4.00% 2025	18,283	19,228
Freddie Mac 4.00% 2025	16,006	16,833
Freddie Mac 4.00% 2025	1,116	1,174
Freddie Mac 4.50% 2025	31,175	33,011
Freddie Mac 4.50% 2025	14,336	15,180
Freddie Mac 4.50% 2025	12,730	13,480
Freddie Mac 4.50% 2025	8,657	9,167
Freddie Mac 4.50% 2025	6,102	6,461
Freddie Mac 10.00% 2025	757	884
Freddie Mac 6.00% 2026	5,803	6,292
Freddie Mac 6.00% 2027	11,621	12,600
Freddie Mac 2.711% 20353	5,069	5,321
Freddie Mac 5.541% 20363	771	814
Freddie Mac 5.851% 20363	20,922	22,354
Freddie Mac 5.646% 20373	1,543	1,616
Freddie Mac 5.738% 20373	2,407	2,543
Freddie Mac 5.912% 20373	854	894
Freddie Mac 6.051% 20373	936	986
Freddie Mac 6.50% 2037	2,375	2,550
Freddie Mac 6.50% 2037	789	847
Freddie Mac 4.796% 20383	3,347	3,576
Freddie Mac 5.00% 2038	13,430	14,260
Freddie Mac 5.075% 20383	15,293	16,165
Freddie Mac 5.174% 20383	3,306	3,533
Freddie Mac 5.442% 20383	2,986	3,186
Freddie Mac 5.50% 2038	24,508	26,327
Freddie Mac 5.50% 2038	17,056	18,258
Freddie Mac 5.50% 2038	15,615	16,783
Freddie Mac 6.00% 2038	26,845	29,103
Freddie Mac 6.00% 2038	6,986	7,578
Freddie Mac, Series K003, Class A2, 3.607% 2014	6,125	6,514
Freddie Mac, Series 2356, Class GD, 6.00% 2016	2,656	2,870
Freddie Mac, Series 2289, Class NA, 11.816% 20203	603	680
Freddie Mac, Series 2289, Class NB, 11.225% 20223	167	190
Freddie Mac, Series 1567, Class A, 0.713% 20233	42	42
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,048	1,080
Freddie Mac, Series 1617, Class PM, 6.50% 2023	1,147	1,271
Freddie Mac, Series 2153, Class GG, 6.00% 2029	2,200	2,425
Freddie Mac, Series 3061, Class PN, 5.50% 2035	3,192	3,536
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	7,175	6,357
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	3,645	3,100
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	3,446	2,961
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	2,150	1,892
Freddie Mac, Series 3156, Class PF, 0.526% 20363	8,521	8,483
Freddie Mac, Series 3257, Class PA, 5.50% 2036	4,124	4,511
Freddie Mac, Series 3233, Class PA, 6.00% 2036	5,177	5,721
Freddie Mac, Series 3272, Class PA, 6.00% 2037	6,658	7,230
Government National Mortgage Assn. 5.50% 2017	1,420	1,545
Government National Mortgage Assn. 10.00% 2019	573	668
Government National Mortgage Assn. 10.00% 2021	202	239
Government National Mortgage Assn. 5.00% 2038	25,443	27,408
Government National Mortgage Assn. 5.50% 2038	22,333	24,146
Government National Mortgage Assn. 5.50% 2038	5,391	5,838
Government National Mortgage Assn. 6.00% 2038	17,016	18,533
Government National Mortgage Assn. 6.00% 2038	4,674	5,117
Government National Mortgage Assn. 6.00% 2038	4,399	4,793
Government National Mortgage Assn. 6.50% 2038	21,201	23,261
Government National Mortgage Assn. 3.50% 20393	9,607	10,038
Government National Mortgage Assn. 4.00% 2039	16,249	16,952
Government National Mortgage Assn. 4.00% 2039	4,450	4,647
Government National Mortgage Assn. 4.00% 2039	3,857	4,028
Government National Mortgage Assn. 4.50% 2039	15,684	16,666
Government National Mortgage Assn. 4.50% 2039	12,373	13,148
Government National Mortgage Assn. 5.00% 2039	12,498	13,457
Government National Mortgage Assn. 4.00% 2040	92,583	96,594
Government National Mortgage Assn. 4.00% 2040	38,301	39,996
Government National Mortgage Assn. 4.00% 2040	34,363	35,884
Government National Mortgage Assn. 4.00% 2040	9,385	9,791
Government National Mortgage Assn. 4.00% 2040	5,918	6,180
Government National Mortgage Assn. 4.00% 2040	4,992	5,213
Government National Mortgage Assn. 4.00% 2040	3,994	4,171
Government National Mortgage Assn. 4.00% 2040	2,999	3,132
Government National Mortgage Assn. 4.50% 2040	36,252	38,562
Government National Mortgage Assn. 4.50% 2040	25,513	27,106
Government National Mortgage Assn. 4.50% 2040	17,989	19,113
Government National Mortgage Assn. 4.50% 2040	9,098	9,667
Government National Mortgage Assn. 4.50% 2040	5,029	5,343
Government National Mortgage Assn. 5.00% 2040	37,918	40,826
Government National Mortgage Assn. 5.00% 2040	6,798	7,319
Government National Mortgage Assn. 5.00% 2040	4,982	5,364
Government National Mortgage Assn. 5.00% 2040	3,418	3,680
Government National Mortgage Assn. 5.00% 2040	2,993	3,222
Government National Mortgage Assn. 5.922% 2058	17,230	19,390
Government National Mortgage Assn. 6.172% 2058	675	752
Government National Mortgage Assn. 6.22% 2058	9,098	10,141
Government National Mortgage Assn., Series 2004-19, 5.00% 2031	13,427	13,885
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032	10,000	10,895
Government National Mortgage Assn., Series 2003-46, 5.00% 2033	10,000	11,216
Government National Mortgage Assn., Series 2003, 6.116% 2058	4,264	4,827
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 2032	29,052	32,866
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	8,324	8,434
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20114	2,550	2,531
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20194	4,732	4,817
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.866% 20483,4	2,617	2,627
		2,805,575

Commercial mortgage-backed securities2 — 0.56%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	27,750	29,805
Fannie Mae, Series 2003-M2, Class D, 4.68% 20333	11,000	11,562
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	1,357	1,361
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	939	938
		43,666

Total mortgage-backed obligations		2,849,241

FEDERAL AGENCY BONDS & NOTES — 10.82%
Freddie Mac 2.875% 2010	17,000	17,102
Freddie Mac 0.299% 20113	10,000	10,006
Freddie Mac 1.125% 2012	136,450	137,926
Freddie Mac 2.50% 2014	13,000	13,631
Freddie Mac 3.00% 2014	22,750	24,296
Freddie Mac 2.875% 2015	16,320	17,320
Freddie Mac 5.50% 2016	10,000	11,975
Federal Home Loan Bank 3.375% 2010	10,000	10,043
Federal Home Loan Bank 1.75% 2012	108,605	110,956
Federal Home Loan Bank 1.625% 2013	19,500	19,905
Federal Home Loan Bank 3.625% 2013	10,000	10,838
Federal Home Loan Bank 2.375% 2014	16,500	17,178
Federal Home Loan Bank 5.375% 2016	27,750	33,057
Federal Home Loan Bank 5.375% 2016	8,755	10,414
Federal Home Loan Bank 4.75% 2018	10,050	11,668
Fannie Mae 1.75% 2011	29,450	29,691
Fannie Mae 3.625% 2011	10,000	10,315
Fannie Mae 6.00% 2011	15,000	15,603
Fannie Mae 6.125% 2012	10,000	10,857
Fannie Mae 1.00% 2013	75,250	75,245
Fannie Mae 3.00% 2014	7,250	7,744
Fannie Mae 2.375% 2015	16,330	16,929
Fannie Mae 5.375% 2017	13,000	15,585
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	33,000	34,041
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	10,000	10,226
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	17,500	17,968
United States Agency for International Development, Republic of Egypt 4.45% 2015	19,000	21,540
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	6,256
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	9,000	9,242
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	12,450	12,894
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	5,604	6,099
Small Business Administration, Series 2001-20K, 5.34% 20212	1,632	1,760
Small Business Administration, Series 2001-20J, 5.76% 20212	844	916
Small Business Administration, Series 2001-20F, 6.44% 20212	2,606	2,856
Small Business Administration, Series 2003-20B, 4.84% 20232	6,192	6,654
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	15,000	15,424
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	13,586	14,004
Tennessee Valley Authority 5.25% 2039	8,000	9,523
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	2,255	2,577
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	10,000	10,261
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	10,000	10,258
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	6,414	6,672
Federal Agricultural Mortgage Corp. 4.875% 20114	3,000	3,047
Federal Agricultural Mortgage Corp. 5.125% 2011	3,500	3,592
Western Corp. 1.75% 2012	2,800	2,859
		846,953

ASSET-BACKED OBLIGATIONS2 — 0.34%
Hyundai Auto Receivables Trust, Series 2006-B, Class A-4, 5.15% 2013	6,940	7,020
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	4,000	4,131
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	3,000	3,110
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	3,000	3,083
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	2,738	2,834
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	2,636	2,720
Oncor Electric Delivery Transition Bond Co. LLC, Series 2003-1, Class A-3, 4.95% 2015	1,469	1,549
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	1,295	1,372
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	749	754
		26,573

Total bonds & notes (cost: $6,551,863,000)		6,939,775

	Principal amount	Value
Short-term securities — 15.58%	(000)	(000)

U.S. Treasury Bills 0.144%–0.157% due 9/2–12/16/2010	$658,750	$658,631
Federal Home Loan Bank 0.10%–0.24% due 9/1–11/24/2010	560,690	560,627

Total short-term securities (cost: $1,219,226,000)		1,219,258

Total investment securities (cost: $7,771,089,000)		8,159,033
Other assets less liabilities		(333,559)

Net assets		$7,825,474

1Index-linked bond whose principal amount moves with a government retail price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,022,000, which represented .17% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-922-1010O-S25542

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The American Funds Income Series – U.S. Government Securities Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Income Series – U.S. Government Securities Fund (the “Fund”) as of August 31, 2010, and for the year then ended and have issued our report thereon dated October 15, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 15, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 29, 2010

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: October 29, 2010